Supplement Dated July 29, 2016
To The Prospectuses Dated April 25, 2016 For

PERSPECTIVE II®, PERSPECTIVE L SERIESSM, PERSPECTIVE ADVISORS IISM, PERSPECTIVE REWARDS,
RETIREMENT LATITUDES, PERSPECTIVE FOCUS, FIFTH THIRD PERSPECTIVE, PERSPECTIVE,
ELITE ACCESS® and ELITE ACCESS BROKERAGE EDITIONSM
FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account III

PERSPECTIVE ADVANTAGE
FIXED AND VARIABLE ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account V

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

JNL Series Trust Sub-Adviser Changes. The following sub-adviser changes are effective July 29, 2016:

•	For the JNL Multi-Manager Small Cap Growth Fund, Victory Capital Management Inc. replaced RS Investment Management Co. LLC as co-sub-adviser.

•
The prospectuses are updated to reflect the above change by changing RS Investment Management Co. LLC to Victory Capital Management Inc. as a sub-adviser in the disclosure related to the JNL Multi-Manager Small Cap Growth Fund appearing under the section titled “Investment Divisions”.

______________________________
(To be used with JMV16966 07/16, JMV9476 04/16, JMV8798 04/16, VC4224 04/16, JMV9476ML 04/16, JMV5763ML 04/16, JMV9476WF 04/16, JMV5763WF 04/16, JMV8037 04/16, JMV8037BE 04/16, JMV7698 04/16, VC5869 04/16, JMV7697 04/16, VC5890 04/16, VC5890ML 04/16, VC5995 04/16, JMV5765 04/16, JMV2731 04/16, FVC4224FT 04/16, VC5526 04/16, VC3656 04/16, VC3657 04/16, VC3723 04/16)

JMV17496 07/16